SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report September 24, 1998
                                        ------------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


             1-3950                                 38-0549190
             ------                                 ----------
    (Commission File Number)              (IRS Employer Identification No.)


 The American Road, Dearborn,  Michigan                  48121
 --------------------------------------                  -----
(Address of principal executive offices)               (Zip Code)



    Registrant's telephone number, including area code 313-322-3000
                                                       ------------





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Item 5.  Other Events.
---------------------
     Ford Motor Company, a Delaware corporation (the "Company"), has registered Debt Securities ("Debt Securities") pursuant to Registration Statement No.333-52485 and Registration Statement No. 333-14297. The Debt Securities were registered on Form S-3 to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933. The Company has created a series of Debt Securities for issuance under an Indenture dated as of February 15, 1992, as supplemented by a First Supplemental Indenture dated as of December 5, 1996, between Ford and The Bank of New York designated as the Company's 6 5/8% Debentures due October 1, 2028 in the aggregate principal amount of $1,500,000,000 (the "Debentures"). Copies of tax opinions and consents relating to the issuance of the Debentures are filed as exhibits to this Report.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------


                                    EXHIBITS
                                    --------

Designation            Description                         Method of Filing
-----------            -----------                         ----------------

Exhibit 8.1         Opinion of Shearman & Sterling.      Filed with this Report

Exhibit 8.2         Opinion of Sullivan & Cromwell.      Filed with this Report

Exhibit 23.1        Consent of Shearman & Sterling       Filed with this Report
                    is contained in their opinion set
                    forth in Exhibit 8.1.

Exhibit 23.2        Consent of Sullivan & Cromwell       Filed with this Report
                    is contained in their opinion set
                    forth in Exhibit 8.2.



                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                        FORD MOTOR COMPANY
                                        ------------------
                                           (Registrant)


Date:  September 28, 1998               By/s/Peter Sherry, Jr.
                                          --------------------
                                           Peter Sherry, Jr.
                                           Assistant Secretary



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                                       -3-

                                  EXHIBIT INDEX
                                  -------------


DESIGNATION                      DESCRIPTION                       PAGE
-----------                      -----------                       ----
Exhibit 8.1         Opinion of Shearman & Sterling.

Exhibit 8.2         Opinion of Sullivan & Cromwell.

Exhibit 23.1        Consent of Shearman & Sterling
                    is contained in their opinion set
                    forth in Exhibit 8.1.

Exhibit 23.2        Consent of Sullivan & Cromwell
                    is contained in their opinion set
                    forth in Exhibit 8.2.


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